SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             __________________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): January 6, 2000

                            Sunbeam Corporation
               Exact Name of Registrant Specified in Charter


        Delaware                     0001-000052            25-1638266
 (State or Other Jurisdiction       (Commission           (IRS Employer
  of Incorporation)                 File Number)          Identification No.)

 2381 Executive Center Drive, Boca Raton, Florida             33431
      (Address of Principal Executive Offices)              (Zip Code)


 Registrant's telephone number, including area code:        (561) 912-4100


     1615 South Congress Avenue, Suite 200, Delray Beach, Florida 33445
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS

      On January 6, 2000, Sunbeam Corporation ("Sunbeam") completed its previously announced acquisition of the remaining publicly held shares of common stock, par value $.01 per share, of The Coleman Company, Inc. The press release issued by Sunbeam on January 6, 2000 announcing consummation of the transaction is attached as an exhibit hereto and incorporated by reference herein.

 ITEM 7.  EXHIBITS.

 (a)  Not applicable.

 (b)  Not applicable.

 (c)  Exhibits.

 99.1 Press Release of Sunbeam Corporation dated January 6, 2000.*

 *  Filed herewith.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SUNBEAM CORPORATION


                          By:  /s/ Steven R. Isko
                              -------------------------
                              Steven R. Isko
                              Senior Vice President and General Counsel


 January 20, 2000


                               EXHIBIT INDEX


 99.1 Press Release of Sunbeam Corporation dated January 6, 2000.*

 *  Filed herewith.